                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              EVANS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 March 22, 2004

To Our Shareholders:

         On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of Evans Bancorp, Inc. The Annual Meeting this year will be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on TUESDAY, APRIL 20, 2004 at 9:00 A.M. The formal Notice of the Annual Meeting is set forth on the following page.

         The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2004 Annual Meeting. The Board of Directors of Evans Bancorp recommends a vote "FOR" the re- election of Phillip Brothman, David M. Taylor, and Thomas H. Waring, Jr., as Directors for a three year term, and the election of Mary Catherine Militello as a Director for a three year term. Mrs. Militello has been nominated as a new Director.

TO VOTE:

         The vote of each shareholder is important, regardless of whether or not you attend the Annual Meeting. I urge you to sign, date, and return the enclosed Proxy Card in the postage-paid envelope provided as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. If you are voting "FOR" the election of the nominated directors, you need only sign and return the Proxy Card.

         VOTING IS TABULATED BY AN INDEPENDENT FIRM; THEREFORE, TO ENSURE THAT YOUR VOTE IS RECEIVED IN A TIMELY MANNER, PLEASE MAIL THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED - DO NOT RETURN THE PROXY CARD TO EVANS NATIONAL BANK.

TO ATTEND THE ANNUAL MEETING:

         The Annual Meeting will include a continental breakfast. To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the appropriate section on the white Proxy card and return it in the postage-paid envelope provided - DO NOT RETURN THE PROXY CARD TO EVANS NATIONAL BANK.

         PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.

         Thank you for your confidence and support.

                                                     Sincerely,

                                                     James Tilley
                                                     President and
                                                     Chief Executive Officer

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2004

         The Sixteenth Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), will be held on Tuesday, April 20, 2004 at 9:00 a.m. at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, for the following purposes:

                  (1) To elect four Directors of the Company, such Directors to hold office for the term of three years and until the election and qualification of their successors.

                  (2) To act upon such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 8, 2004 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         A copy of the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the Company's 2003 fiscal year are enclosed for your reference.

         Please complete and return the enclosed proxy in the accompanying postage-paid, addressed envelope as soon as you have an opportunity to review the attached Proxy Statement.

                                            By Order of the Board of Directors

                                            James E. Biddle, Jr.
                                            Secretary

Angola, New York
March 22, 2004

                               EVANS BANCORP, INC.
                            14 - 16 North Main Street
                             Angola, New York 14006

                                 PROXY STATEMENT
                              Dated March 22, 2004

                     For the Annual Meeting of Shareholders
                            to be Held April 20, 2004

                               GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Sixteenth Annual Meeting of Shareholders (the "Annual Meeting") to be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on TUESDAY, APRIL 20, 2004 at 9:00 A.M. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

Shares of common stock represented by a proxy in the form enclosed, properly executed, will be voted in the manner instructed, or if no instructions are indicated, in favor of the election of the director nominees named therein. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about March 22, 2004.

                                VOTING SECURITIES

Only holders of shares of common stock of record at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on March 8, 2004, the Company had outstanding 2,476,227 shares of common stock. For all matters to be voted on at the Annual Meeting, holders of common stock are entitled to one vote per share. A majority of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes and abstentions will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum.

Under the Company's By-Laws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast at the meeting by holders of shares of common stock entitled to vote in the election. That means the four director nominees will be elected if they receive more affirmative votes than any other nominees. Any other matters that may come before the Annual Meeting for consideration will be decided by a majority of the votes cast by the holders of shares of common stock entitled to vote on such matters.

With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Additionally, abstentions and broker non-votes will not affect the outcome of the election, as they are not considered votes "cast".

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to the Company with respect to beneficial ownership of the Company's common stock as of March 8, 2004 for (i) each director and nominee, (ii) the Named Executive Officers identified in the Summary Compensation Table below and (iii) all executive officers and directors as a group. To the Company's knowledge, no person, other than William F. Barrett, owns more than 5% of the total number of shares of common stock outstanding.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person as of March 8, 2004 includes shares of common stock that such person has the right to acquire on or within 60 days after March 8, 2004 upon the exercise of options. For each individual included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the 2,476,227 shares of common stock outstanding on March 8, 2004 plus the number of shares of common stock that such person or group has the right to acquire on or within 60 days after March 8, 2004.

Name (and Address of Beneficial                   Number of Shares       Total Percent
  Owner Owning More Than 5%)                     Beneficially Owned         of Class
-------------------------------                  ------------------      -------------
William F. Barrett (1)                                 214,606                 8.66%
8685 Old Mill Run
Angola, NY 14006

Robert W. Allen (2)                                     42,982                 1.74%

James E. Biddle, Jr. (3)                                 1,882                    *

Phillip Brothman (4)                                    29,298                 1.18%

LaVerne G. Hall (5)                                     71,805                 2.90%

Mary Catherine Militello                                   450                    *

Robert G. Miller, Jr. (6)                               63,136                 2.55%

John R. O'Brien (7)                                      1,525                    *

David M. Taylor (8)                                      6,909                    *

James Tilley (9)                                         1,227                    *

Nancy W. Ware (10)                                       1,514                    *

Thomas H. Waring, Jr. (11)                               2,273                    *

William R. Glass (12)                                    2,571                    *

Mark DeBacker                                              897                    *
                                                       -------              -------
Directors, director nominees and executive             441,075                17.73%
officers as a group (14 persons)
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)

 * Represents less than 1.00% of the Company's common stock outstanding at March 8, 2004.

(1) Includes 60,346 shares owned by Mr. Barrett's wife, and 1,000 shares that Mr. Barrett may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(2) Includes 3,911 shares owned by Mr. Allen's wife, and 1,000 shares that Mr. Allen may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(3) Includes 1,000 shares that Mr. Biddle may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(4) Includes 2,250 shares owned by Mr. Brothman's wife, 1,290 shares owned by Merrill Lynch as custodian for Phillip Brothman IRA account, and 2,500 shares that Mr. Brothman may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(5) Includes 27,878 shares owned by Mr. Hall's wife, and 1,000 shares that Mr. Hall may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(6) Includes 148 shares owned by Mr. Miller's son, as to which he disclaims beneficial ownership, and 300 shares owned by Mr. Miller's daughter, as to which he disclaims beneficial ownership.

(7) Includes 1,000 shares that Mr. O'Brien may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(8) Includes 412 shares owned jointly by Mr. Taylor and his wife, and 1,000 shares that Mr. Taylor may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(9) Includes 2 shares held by Mr. Tilley's wife, 13 shares held by Mr. Tilley, as trustee, in trust for his grandson, and 106 shares owned jointly by Mr. Tilley and his mother.

(10) Includes 1,000 shares that Mrs. Ware may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(11) Includes 1,500 shares that Mr. Waring may acquire by exercise of options available at March 8, 2004 or within 60 days thereafter.

(12)     Includes 2,373 shares held jointly by Mr. Glass and his wife.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2003 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with by such persons, except that Messrs. Allen, Barrett, Biddle, Brothman, Hall, O'Brien, Taylor and Waring and Mrs. Ware did not file a report on the grant of stock options issued April 22, 2003 until March 10, 2004, and Messrs. Tilley, Glass, DeBacker and Miller did not file a report on the grant of stock options issued August 19, 2003 until March 10, 2004.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted "For" the director nominees: Phillip Brothman, David M. Taylor, Thomas H. Waring, Jr. and Mary Catherine Militello, each for a term of three years.

Messrs. Brothman, Taylor and Waring are currently members of the Board.

Messrs. Brothman, Taylor, Waring and Mrs. Militello, if elected as directors, will hold office for three years until the Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve, if elected. In the event that any nominee for director becomes unavailable and a vacancy exists, it is intended that the Nominating Committee of the Board of Directors may recommend a substitute who will be approved by the remaining Independent Directors.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS.

               INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES
                          AND NAMED EXECUTIVE OFFICERS

The following tables set forth the names, ages, and positions of the director nominees, the directors continuing in office, and the executive officers of the Company.

Nominees for Directors:

                                                                                         TERM
          NAME                       AGE             POSITION                           EXPIRES          INDEPENDENT *
          ----                       ---             --------                           -------          -----------
Phillip Brothman                      66     Chairman of the Board,                      2004                Yes
                                             Director

Mary Catherine Militello *            46     Director Nominee                              --                Yes

David M. Taylor                       53     Director                                    2004                Yes

Thomas H. Waring, Jr.                 46     Vice Chairman of the Board,                 2004                Yes
                                             Director

* Mary Catherine Militello was recommended for nomination by a non-management director.

Directors and Named Executive Officers:

                                                                                         TERM
        NAME                          AGE                POSITION                       EXPIRES         INDEPENDENT*
        ----                          ---                --------                       -------         -----------
Robert W. Allen                       78     Director                                    2005                No

William F. Barrett                    62     Director                                    2005                Yes

James E. Biddle, Jr.                  42     Director and Secretary of the               2005                Yes
                                             Company

LaVerne G. Hall                       66     Director                                    2006                Yes

Robert G. Miller, Jr.                 47     Director                                    2006                No
                                             President, M&W Agency, Inc.
                                             President, ENB Associates Inc.

John R. O'Brien                       54     Director                                    2006                Yes

James Tilley                          62     Director                                    2006                No
                                             President and Chief Executive
                                             Officer of the Company
                                             President and Chief Executive
                                             Officer of Evans National Bank

Nancy W. Ware                         47     Director                                    2005                Yes

William R. Glass                      57     Assistant Secretary of the                    --                No
                                             Company
                                             Senior Vice President of Evans
                                             National Bank

Mark DeBacker                         33     Treasurer of the Company                      --                No
                                             Senior Vice President and
                                             Chief Financial Officer of
                                             Evans National Bank

--------------------------

* Independence has been determined by the Company's Board of Directors as defined in Nasdaq Rule 4200.

Each director is elected to hold office for a three year term and until his or her successor is elected and qualified.

Directors, Director Nominee and Executive Officer Information:

Set forth below is biographical and other information, as of March 8, 2004, about (1) the persons who will make up the Board of Directors following the meeting, assuming election of the nominees named above, and (2) the executive officers of the Company.

         Mr. Allen has been a director of the Company since 1960. He served as the Executive Vice President of Evans National Bank until his retirement in 1988.

         Mr. Barrett has been a director of the Company since 1971. He has been retired since 1997. Prior to his retirement, Mr. Barrett served as President of Carl E. Barrett, Ltd., an insurance agency. He has been a property developer and real estate manager since 1986.

         Mr. Biddle has been a director of the Company since 2001. He serves as the Chairman and Treasurer of Mader Construction Co., Inc., and has held that position since 2001. Mr. Biddle has served as Treasurer of Mader Services, Inc. since 1998. In addition, he serves as the Vice President and Treasurer of Arric Corp., an environmental remediation company.

         Mr. Brothman has been a director of the Company since 1976. He was a partner in the law firm of Hurst Brothman & Yusick from January 1969 until February 1, 2004 when Hurst Brothman & Yusick merged with Harris Beach LLP. Mr. Brothman is currently a partner in the law firm of Harris Beach LLP. He was elected Chairman of the Board by the Board of Directors in January 2001.

         Mr. Hall has been a director of the Company since 1981. He has been retired since 1997. Prior to his retirement, Mr. Hall served as the Chairman of L.G. Hall Building Contractors, Inc., a construction company.

         Mrs. Militello has been nominated by the Board of Directors to be elected as a director of the Company. She is the owner of Militello Marketing, and has been the owner since 1999.

         Mr. Miller has been a director of the Company since 2001. He serves as the President of M&W Agency, Inc. and ENB Associates, Inc., subsidiaries of Evans National Bank. From January 1, 1994 to September 1, 2000, he was the President of M&W Group, Inc., an insurance agency.

         Mr. O'Brien has been a director of the Company since 2003. He serves as the Executive Director of Financial Administration for the Diocese of Buffalo, and has held that position since 1991.

         Mr. Taylor has been a director of the Company since 1986. He serves as the President of Concord Nurseries, Inc., and has held that position since 1985.

         Mr. Tilley has been a director of the Company since 2001. Mr. Tilley also serves as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of Evans National Bank (the "Bank"), positions that he has held since 2001. From January 1988 until January 2001, Mr. Tilley served as the Senior Vice President of the Bank.

         Mrs. Ware has been a director of the Company since 2003. She is the President of EduKids, Inc., Early Childhood Centers, and has held that position since 1989.

         Mr. Waring has been a director of the Company since 1998. He is the owner of Waring Financial Group, an insurance and financial services firm, and has been the owner since 1996.

         Mr. Glass is the Assistant Secretary of the Company and also serves as Senior Vice President of the Bank. He has held the position of Senior Vice President since 1994. Mr. Glass acted as Treasurer of the Company from 1994 to April 2003. Mr. Glass has served as Assistant Secretary of the Company since April 2003.

         Mr. DeBacker is the Treasurer of the Company and Senior Vice President and Chief Financial Officer of the Bank. Mr. DeBacker has been Treasurer of the Company since April 2003. He has held the position of Senior Vice President and Chief Financial Officer of the Bank since January 2002. From May 2001 through January 2002, he held the position of Vice President and Chief Financial Officer of the Bank.

From June 1999 through May 2001, Mr. DeBacker was Director of Finance and Chief Financial Officer of Niagara Falls Memorial Medical Center, a hospital and health care facility. Prior to June 1999, Mr. DeBacker served as Director of Financial Reporting and Accounting for ViaHealth, a consolidated health care services company.

Policy for Director Attendance at Annual Meeting

It is the policy of the Company that all Directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances. All Directors, with the exception of Mr. Barrett, who was excused, were present at the Company's 2003 Annual Meeting.

Shareholder Communications with the Board of Directors

Shareholders and other parties interested in communicating directly with the Company's Board of Directors may do so by writing to Evans Bancorp, Inc. Board of Directors, 14-16 North Main Street, Angola, NY 14006. Under this process all such shareholder correspondence is received, compiled and summarized by the Executive Assistant to the President and Chief Executive Officer of the Company and presented to the Board of Directors. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee. These procedures are available on the Company's Investor Relations - Corporate Governance website (www.evanbancorp.com).

Code of Conduct for Chief Executive Officer and Principal Financial Officer

The Company has a Chief Executive Officer/Treasurer Code of Ethics, which is applicable to the Company's principal executive officer and principal financial and accounting officer. The Chief Executive Officer/Treasurer Code of Ethics is available on the Company's Investor Relations - Corporate Governance website (www.evansbancorp.com). The Company intends to post amendments to or waivers from its Code of Ethics at this location on its website.

                          BOARD OF DIRECTOR COMMITTEES

The Company's Board of Directors has six standing committees: the Planning Committee, the Audit Committee, the Insurance Committee, the Human Resource Committee, the Nominating Committee and the Stock Option and Long-Term Incentive Plan Committee. The members of each committee have been nominated by the Chairman of the Board of Directors and approved by the full Board. The names of the members of each committee, together with a brief description of each committee's function, is set forth below.

         Planning Committee:

LaVerne G. Hall, Chairman      William F. Barrett      Phillip Brothman
Robert G. Miller, Jr.          James Tilley            Nancy W. Ware
Thomas H. Waring, Jr.

The Planning Committee met once in fiscal 2003. The Planning Committee is responsible for reviewing the strategic plan of the Company and actions taken to achieve objectives set forth in the plan.

         Audit Committee:

David M. Taylor, Chairman           James E. Biddle, Jr.      John R. O'Brien

The Audit Committee met eight times in fiscal 2003. The Audit Committee is responsible for reviewing the financial information which will be provided to shareholders and others, overseeing the systems of internal controls which management and the Board of Directors have established, selecting and monitoring the performance of the Company's independent auditors, and overseeing the Company's audit and financial reporting processes. The Board of Directors has determined that John R. O'Brien and James E. Biddle, Jr. each qualify as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Board of Directors has determined that each of Mr. O'Brien, Mr. Biddle and the other members of the Audit Committee is an "independent director" as defined in Nasdaq Rule 4200.

         Insurance Committee:

William F. Barrett, Chairman       Robert W. Allen      Phillip Brothman
Robert G. Miller, Jr.              James Tilley

The Insurance Committee met once in fiscal 2003. This committee reviews the levels of coverage of insurance policies of the Company and monitors costs associated therewith.

         Human Resource Committee:

Thomas H. Waring, Jr., Chairman             William F. Barrett                 Phillip Brothman
LaVerne G. Hall                             Nancy W. Ware

The Human Resource Committee met twice in fiscal 2003. The Human Resource Committee performs compensation committee functions. Its purpose is to review management's recommendations relating to job classifications, salary ranges, annual merit increases and fringe benefits. The Human Resource Committee also establishes the compensation levels of the Named Executive Officers of the Company.

         Stock Option and Long-Term Incentive Plan Committee:

William F. Barrett, Chairman                LaVerne G. Hall

The Stock Option and Long-Term Incentive Plan Committee met four times during fiscal 2003. Its purpose is to determine the terms and provisions of awards to eligible persons under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (as amended and restated as of January 27, 2003) ( the "Plan"). This committee also may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it and make such other determinations as it deems necessary and advisable for the administration of the Plan.

         Nominating Committee:

James E. Biddle, Jr.                        Phillip Brothman                   Nancy W. Ware

The Nominating Committee met twice in fiscal 2003. The Board of Directors has determined that each of the members of the Nominating Committee is an "independent director," as defined in Nasdaq Rule 4200. This committee identifies and recommends qualified individuals for election to the Board of Directors, filling either unexpired or new three year terms. A slate of directors for election by the shareholders is recommended by the Nominating Committee to the full Board annually, or as necessary. The Nominating Committee also oversees matters related to governance of the Company.

The Board of Directors has adopted a Nominating Committee Charter which appears in Appendix A to this Proxy Statement. The Nominating Committee will consider whether to nominate any person recommended by a shareholder pursuant to the provisions of the Company's By-Laws. In accordance with the Company's

By-Laws, shareholder nominations for directors to be elected at an Annual Meeting of shareholders must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the Annual Meeting. If less than 21 days notice of the Annual Meeting is given to shareholders, nominations shall be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of common stock of the Company owned by the notifying shareholder. Additionally, the Company's By-Laws require that, in order to serve as a director of the Company, an individual must own at least $10,000 aggregate market value of the Company's common stock and must be less than 70 years of age. Nominations not made in accordance with the By-Laws of the Company may be disregarded by the presiding officer of the meeting, in his/her discretion, and upon his/her instruction, the vote tellers may disregard all votes cast for each such nominee. However, in the event that any such nominee is nominated by more than one shareholder, the nomination shall be honored, and all votes cast in favor of such nominee shall be counted if at least one nomination for that person complies with the provisions of the By-Laws of the Company.

Other factors that the Nominating Committee considers in its evaluation of prospective director candidates are an individual's independence, skills and experience relative to the needs of the Company. The process whereby the Nominating Committee identifies candidates varies from identification of individuals well- known in the community in which the Company operates and individuals known by current directors or officers through business or other professional relationships, to recommendations of individuals from shareholders and customers. Nominees meet personally with the members of the Nominating Committee and are interviewed to determine their independence, skills and experience relative to the needs of the Company. There is no difference in the nominee evaluation process if the candidate is nominated by a shareholder or otherwise.

Attendance at Board of Directors and Committee Meetings

The Company's Board of Directors met seven times during fiscal 2003. The Bank's Board of Directors met twelve times during fiscal 2003. Each incumbent director attended at least 75% of: (1) the aggregate of all meetings of the Board of Directors and (2) all meetings held by the Committees of the Board of Directors of which they were members.

                            COMPENSATION OF DIRECTORS

During fiscal 2003, non-employee members of the Board of Directors were compensated at the rate of $1,000 per meeting of the Bank's Board of Directors, with Mr. Biddle, who also serves as Secretary of the Company and of the Bank, receiving $1,150 per meeting of the Bank's Board of Directors. The directors are not compensated additionally for meetings of the Company's Board of Directors. Non-employee directors were compensated at a rate of $300 per committee meeting of the Company's Board of Directors and the Bank's Board of Directors. The chairperson of each committee was compensated at a rate of $450 per meeting. Total directors' fees during 2003 amounted to $175,465 (including Company and Bank committee fees of $29,650). In addition to director meeting fees, Mr. Brothman received $38,500 in 2003 for serving as the Chairman of the Board of Directors of the Company and of the Bank. Mr. Brothman does not receive committee meeting fees. In addition to directors' fees, directors received an economic benefit from endorsement split dollar life insurance policies in the aggregate amount of $11,804 during 2003. Mr. Brothman and the other non-employee Directors also received director options pursuant to the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan, as amended. Messrs. Allen, Barrett, Biddle, Hall, O'Brien, Taylor and Mrs. Ware each were granted options to purchase 1,000 shares of the Company's common stock. Mr. Brothman, in his role as Chairman of the Board of Directors of the Company and of the Bank, and Mr. Waring, in his role as Vice Chairman of the Board of Directors of the Company and of the Bank, were granted options to purchase 2,500 shares and 1,500 shares, respectively, of the Company's common stock.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by the Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2003 (the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. The Company has not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL                                LONG-TERM
                                                         COMPENSATION                            COMPENSATION
                                                         ------------                            ------------
        NAME OF AND PRINCIPAL                                                                            ALL OTHER
               POSITION                   YEAR         SALARY       BONUS           AWARDS (1)          COMPENSATION (2)
               --------                   ----         ------       -----         -------------         ----------------
                                                                                   STOCK OPTION
                                                                                     (SHARES)
                                                                                      ------
James Tilley                              2003        $197,461     $25,000            2,500              $  6,222
President & Chief Executive Officer,      2002        $172,692     $23,000              -0-              $  5,830
Evans Bancorp, Inc.                       2001        $143,301     $15,000              -0-              $  4,414
President & Chief Executive Officer,
Evans National Bank

William R. Glass                          2003        $147,243     $20,000           2,000               $  4,083
Assistant Secretary, Evans Bancorp, Inc.  2002        $132,500     $18,000             -0-               $  3,765
Senior Vice President,                    2001        $124,264     $15,000             -0-               $  3,517
Evans National Bank

Mark DeBacker                             2003        $107,234     $15,000           2,000               $  2,260
Treasurer, Evans Bancorp, Inc.            2002        $ 99,615     $11,000             -0-               $  1,221
Senior Vice President & Chief Financial   2001        $ 53,711     $     0             -0-               $     67
Officer, Evans National Bank

Robert G. Miller, Jr.                     2003        $181,115     $35,283           2,000               $  4,275
President,                                2002        $170,886     $68,293             -0-               $  4,412
M&W Agency, Inc.                          2001        $161,569     $25,000             -0-               $  3,683
ENB Associates, Inc.

(1) None of the options held by the Named Executive Officers are currently exercisable. However, at the end of fiscal 2003, they were "in the money" options. Mr. Tilley's options vest over a 3 year time period and Messrs. Glass, DeBacker and Miller's options vest over a 9 year time period. The value of each of the Named Executive Officer options on December 31, 2003 was: Mr. Tilley, $2,850 and Messrs. Glass, DeBacker and Miller, $2,280 each. The value of the unexercised options is based on the closing price of the Company's common stock on December 31, 2003 of $23.42.

(2) The amounts shown include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Tilley of $3,846, $3,454, and $2,866 in fiscal 2003, 2002, and 2001, respectively and (ii) $2,376, 2,376, and
         $1,548, respectively in fiscal 2003, 2002, and 2001 in economic benefit of endorsement split dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

         The amounts shown include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Glass of $2,900, $2,650, and $2,485 in fiscal 2003, 2002, and 2001, respectively and (ii) $1,183, $1,115, and
         $1,032, respectively in fiscal 2003, 2002, and 2001 in economic benefit of endorsement split dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

         The amounts shown include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. DeBacker of $2,103, $1,077, and $0 in fiscal 2003, 2002, and 2001, respectively and (ii) $157, $144, and $67, respectively in fiscal 2003, 2002, and 2001 in economic benefit of endorsement split dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

         The amounts shown include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Miller of $3,656, $3,908, and $3,231 in fiscal 2003, 2002, and 2001, respectively and (ii) $619, $504, and $452, respectively in fiscal 2003, 2002, and 2001 in economic benefit of endorsement split dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

Option Grants in Last Fiscal Year

                                                                                                            Grant Date
                                                Individual Grants                                             Value
                                                -----------------                                             -----
                         Number of Securities   % of Total Options
                          Underlying Options   Granted to Employees    Exercise Price                    Grant Date
       Name                   Granted (#)          in Fiscal Year        ($/share)     Expiration Date  Present Value ($)
       ----                   -----------          --------------        ---------     ---------------  -----------------
James Tilley                    2,500                 16.1%               $22.28       April 18, 2013     $ 9,818 (1)

William R. Glass                2,000                 12.9%               $22.28       April 18, 2013     $14,046 (2)

Mark DeBacker                   2,000                 12.9%               $22.28       April 18, 2013     $14,046 (2)

Robert G. Miller, Jr.           2,000                 12.9%               $22.28       April 18, 2013     $14,046 (2)

(1) Grant date present value is determined by use of the Black-Scholes option pricing model with the following assumptions for Mr. Tilley: expected volatility of 28.83%, risk-free discount rate of 1.98%, dividend yield of 2.73%, and 3 year exercise period.

(2) Grant date present value is determined by use of the Black-Scholes option pricing model with the following assumptions for Messrs. Glass, DeBacker, and Miller: expected volatility of 28.83%, risk- free discount rate of 4.00%, dividend yield of 2.73%, and 10 year exercise period.

No options were exercised in fiscal 2003.

Defined Benefit Pension Plan

The Bank maintains a defined benefit pension plan for all eligible employees, including employees of its subsidiaries. An employee becomes vested in a pension benefit after five years of service. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. The following table indicates the annual retirement benefit that would be payable from the Bank's Defined Benefit Pension Plan under the amended benefit formula upon retirement at age 65 in fiscal year 2003, expressed in the form of a single life annuity for the average annual earnings and years of credited service.

                      Years of Service at Normal Retirement

Final Average
Compensation          10                     20                       30                      40
-------------         --                     --                       --                      --
 $  30,000         $ 3,000                 $ 6,000                  $ 9,000                 $ 9,000

 $  50,000         $ 5,000                 $10,000                  $15,000                 $15,000

 $ 100,000         $10,000                 $20,000                  $30,000                 $30,000

 $ 150,000         $15,000                 $30,000                  $45,000                 $45,000

 $ 205,000         $20,500                 $41,000                  $61,500                 $61,500

Pension Benefit Formula: 1% of compensation times years of service (max 30)

Prior to a May 1, 1994 amendment to the plan, the monthly benefit under the pension plan was 3% of average monthly compensation multiplied by years of service up to a maximum of fifteen years of service. In 1994, the pension plan was amended to change the benefit to 1% of average monthly compensation multiplied by years of service up to a maximum of thirty years of service. However, the benefits already accrued by employees prior to this amendment were not reduced by the amendment. Messrs. Tilley, Glass, DeBacker and Miller are participants in the pension plan, and as of December 31, 2003, Mr. Tilley had fourteen years of credited service and his average annual compensation under the plan was $164,862; Mr. Glass had ten years of credited service and his average annual compensation under the plan was $139,492; Mr. DeBacker had two years of credited service and his average annual compensation under the plan was $90,468; and Mr. Miller had three years of credit service and his average annual compensation under the plan was $161,958.

Employment Agreements

Messrs. Tilley, Glass, and DeBacker have each entered into an Employment Agreement with the Bank which runs through December 31, 2008. Each Employment Agreement provides that salary will be set annually by the Board of Directors of the Bank. If the Bank terminates the Employment Agreement without cause, the Bank is obligated to continue to pay base salary for the longer of three months or the remainder of the term of the Employment Agreement.

Mr. Miller has entered into an Employment Agreement with M&W Agency, Inc. which runs through December 31, 2005. The Employment Agreement provides that he receive an annual salary of $150,000, subject to increases as may be approved from time to time by the Board of Directors of the Bank, plus a bonus based upon the earnings before interest and taxes of M&W Agency, Inc. in excess of specific target amounts, up to $100,000 annually. If M&W Agency, Inc. terminates the Employment Agreement without cause, it is obligated to pay his salary, plus benefits, for the longer of three months or the remainder of the term of the Employment Agreement.

Supplemental Executive Retirement Plans

The Bank maintains Supplemental Executive Retirement Plans (SERPs) with Messrs. Tilley, Glass and Miller. During fiscal 2003, the Bank amended its existing SERPs with Messrs. Tilley and Glass and executed a SERP with Mr. Miller. Under the SERPs, as amended, each of Messrs. Tilley, Glass and Miller is entitled to an annual benefit payment equal to 70% of his final average earnings, currently defined as the highest average of five consecutive years out of the last ten worked, reduced by 50% of his annual Social Security benefit, the amount of his annual benefit under the Pension Plan, and the value of his annual benefit attributable to employer matching contributions to the Company's 401(k) Plan, at or after attaining age 65. There are provisions for early retirement benefits after attaining age 60. Upon a participant's entitlement to a benefit under the SERP, his benefit shall be paid in the form of (i) a single life annuity with 15 payments guaranteed or (ii) a lump sum which is actuarially equivalent to the annuity form of payment in (i). The SERP also allows for designated beneficiary payment of such benefit. The Bank has purchased life insurance policies on Messrs. Tilley, Glass and Miller to assist in funding its obligations under their SERPs.

Employee Savings Plan

The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement.

All employees are eligible to participate on the first of the month following date of hire. Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code ($12,000 in 2003). After one year of service, an automatic 1% of base pay contribution is made by the Bank and in addition, the Bank makes a matching contribution at a rate of 25% of the first 4% contributed by a participant. Participants are always 100% vested in their own contributions and the Bank's matching contribution is also 100% vested.

Individual account earnings will depend on the performance of the investment funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. See "Summary Compensation Table" for a summary of the amounts contributed by the Bank to this Plan for the benefit of Messrs. Tilley, Glass, DeBacker and Miller.

Deferred Compensation Plan

The Company established a non-qualified deferred compensation plan during 2003 whereby certain officers and directors may elect to defer 1% to 100% of their compensation until retirement or termination of service. The Company credits such deferrals at a rate determined at the beginning of each plan year, which is based on the prime rate then in effect. No amounts credited under the Deferred Compensation Plan have been reported for the Named Executive Officers in the "Summary Compensation Table" since the interest credited did not exceed 120% of the applicable federal long-term rate.

Executive Life Insurance Plan

The Company established a split-dollar benefit to certain officers and directors connected to a bank-owned life insurance purchase during 2003. This benefit carries with officers and directors post-retirement. See "Summary Compensation Table" for a summary of the economic benefit received by Messrs. Tilley, Glass, DeBacker and Miller.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2003 with respect to compensation plans under which the Company's equity securities are authorized for issuance.

                                                                                               Number of Securities
                                                                                              Remaining Available for
                                                                                               Future Issuance Under
                                      Number of Securities to        Weighted-Average           Equity Compensation
                                      be Issued upon Exercise        Exercise Price of           Plans (Excluding
                                      of Outstanding Options,      Outstanding Options,       Securities Reflected in
Plan Category                           Warrants and Rights         Warrants and Rights             Column (a))
-------------                           -------------------         -------------------             -----------
                                                (a)                         (b)                         (c)
Equity Compensation Plans
Approved by Security Holders                  26,500                      $ 22.55                     323,882

Equity Compensation Plans Not
Approved by Security  Holders                     --                           --                       N/A
                                              ------                      -------                     -------

Total                                         26,500                      $ 22.55                     323,882

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

The Human Resource Committee of the Board of Directors serves as the Company's Compensation Committee. The members of the Human Resource Committee are: William
F. Barrett, Phillip Brothman, LaVerne G. Hall, Nancy W. Ware and Thomas H. Waring, Jr. None of the members of the Human Resource Committee is or has been an officer or employee of the Company other than Mr. Brothman, who serves as Chairman of the Board. Mr. Brothman has also been a partner of the law firm of Hurst Brothman & Yusick, which, prior to February 2004, served as general counsel to the Company and received legal fees in exchange for such services, and is currently a partner of the law firm of Harris Beach LLP, which serves as general counsel to the Company and receives legal fees in exchange for such services. Mr. Waring, owner of Waring Financial Group, receives commissions on certain life insurance premiums paid by the Company. See "Certain Transactions."

There are no Human Resource Committee Interlocks required to be disclosed in this Proxy Statement.

                       HUMAN RESOURCE COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

The Human Resource Committee has the responsibility of reviewing the overall compensation policies for the employees of the Bank and also establishes the compensation of Messrs. Tilley, Glass, and DeBacker, the Named Executive Officers. Mr. Miller's compensation was negotiated and approved at the time the Company acquired the business and assets of M&W Group, Inc.

The Human Resource Committee uses a base salary/hourly rate and a bonus program to determine the compensation of the Named Executive Officers, as well as the employees of the Bank.

The Human Resource Committee uses a system of salary grades and corresponding salary ranges to set base salary/hourly rates. Positions are assigned a salary grade on the basis of job descriptions and comparisons to benchmark positions in the industry. Annually, the Human Resource Committee participates in a number of salary surveys provided by or endorsed by various bank trade association groups. The surveys summarize compensation information on a national, regional and local basis, with data furnished based upon bank asset size and geographic region. In January of each year, management presents recommendations to the Human Resource Committee to adjust the salary ranges of employees based upon this information, as well as recommended salary adjustments for the employees of the Bank. Compensation recommendations are determined based upon individual job performance, experience, and position within the salary range. Mr. Tilley, as the President and Chief Executive Officer of the Bank, makes recommendations for the compensation levels of the Senior Vice-President of the Bank, Mr. Glass, the Senior Vice President/Chief Financial Officer of the Bank, Mr. DeBacker, and the President of M&W Agency, Inc. and ENB Associates Inc., Mr. Miller. The Human Resource Committee develops recommendations for Mr. Tilley's salary based upon the same approach.

Also, in January of each year, the Human Resource Committee establishes a bonus pool for the Bank's employees based upon the financial performance of the Bank for the previous year, including such factors as the operating results compared to the operating budget, net income, the return on average assets, the return on average equity and the earnings per share, growth in loans, and growth in deposits. The Human Resource Committee then determines what amount of the bonus pool will be paid to each of Mr. Tilley and the Senior Vice Presidents, Mr. Glass and Mr. DeBacker, based upon its evaluation of each person's performance and contributions to the financial results of the Bank for the prior year. The Bank management then allocates the remainder of the bonus pool among other employees of the Bank based upon management's evaluation of individual job performance and contributions to the Bank.

                            Human Resource Committee

         Thomas H. Waring, Jr., Chairman          LaVerne G. Hall
         William F. Barrett                       Nancy W. Ware
         Phillip Brothman

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Phillip Brothman is a partner of the law firm of Harris Beach LLP, with which his predecessor firm, Hurst Brothman & Yusick, merged in February 2004. Harris Beach LLP serves as general counsel to the Company and receives legal fees from the Company in exchange for such services. Prior to February 2004, Hurst Brothman & Yusick served as general counsel to the Company and received legal fees in exchange for such services.

The Bank has had, and in the future expects to have, banking and fiduciary transactions with Directors and Executive Officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with unrelated third parties, and do not involve more than a normal risk of collectibility or present other unfavorable features.

In fiscal 2003, the Bank paid approximately $164,700 in life insurance premiums to Massachusetts Mutual Insurance Company. Thomas H. Waring, Jr. acted as insurance agent for Massachusetts Mutual in this transaction and received approximately $6,700 in renewal commissions on such premium payments. The

Bank expects that in 2004 premium payments will be made to Massachusetts Mutual and Mr. Waring will receive a similar level of renewal commissions.

M&W Agency, Inc., a subsidiary of the Bank, leases certain of its offices from Millpine Enterprises, a partnership of Robert G. Miller, Jr., his father, and his brother. The total amount of payments in fiscal 2003 were $42,024.

                                PERFORMANCE GRAPH

The following Performance Graph compares the Company's cumulative total stockholder return on its common stock for a five-year period (December 31, 1998 to December 31, 2003) with the cumulative total return of the Nasdaq Composite Index and Nasdaq Bank Index. During fiscal 2003, the Company changed the indexes presented for comparative purposes. The Company believes the new indexes provide investors with more meaningful comparative information relative to the performance of the Company's common stock because the indexes include companies of more comparable size and trading exchange with Evans Bancorp. The indexes which have been replaced are reported below for comparative purposes. The Company's common stock began trading on the Nasdaq National Market on July 9, 2001. Prior to that date, the Company's common stock was not traded on an exchange, and the price information used is based upon stock prices in private transactions as disclosed to the Company for the periods indicated. The comparison for each of the periods assumes that $100 was invested on December 31, 1998 in each of the Company's common stock, the stocks included in the Nasdaq Composite Index and the stocks included in the Nasdaq Bank Index, and that all dividends were reinvested without commissions. The Company data gives effect to all stock splits and stock dividends, including the most recent stock dividend paid to shareholders on December 1, 2003. This table does not forecast future performance of the Company's common stock.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG EVANS BANCORP, INC.,
                    NASDAQ MARKET INDEX AND NASDAQ BANK INDEX

                                   [BAR CHART]

                  1998        1999       2000        2001     2002       2003
                  ----        ----       ----        ----     ----       ----
S BANCOR         100.00      105.52     106.69      54.88     73.14     79.25

SDAQ BAN         100.00       94.18     105.44     115.03    117.06    149.99

Q MARKET         100.00      176.37     110.86      88.37     61.64     92.68

                                                                                   Period Ended
                                                                                   ------------
       Index                                 12/31/98       12/31/99        12/31/00      12/31/01       12/31/02      12/31/03
       -----                                 --------       --------        --------      --------       --------      --------
Evans Bancorp, Inc.                          $ 100.00        $105.52         $106.69       $ 54.88        $ 73.14       $ 79.25

Nasdaq Composite Index                       $ 100.00        $176.37         $110.86       $ 88.37        $ 61.64       $ 92.68

Nasdaq Bank Index                            $ 100.00        $ 94.18         $105.44       $115.03        $117.06       $149.99

Comparative Indexes used in fiscal 2002:

                                                                                Period Ended
                                                                                ------------
     Index                                   12/31/98       12/31/99        12/31/00      12/31/01       12/31/02      12/31/03
     -----                                   --------       --------        --------      --------       --------      --------
S&P 500 Index                                $100.00        $ 121.04        $ 110.02       $ 96.95        $ 75.52       $ 97.18

S&P Group Index                              $100.00        $  86.20        $ 102.63       $102.65        $101.60       $134.20

The information contained in the Performance Graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                             AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The charter of the Audit Committee of the Board of Directors, as revised in January 2004, specifies that the purpose of the Committee is to assist the Board of Directors in:

- overseeing and ensuring the integrity of the Company's financial statements,

- overseeing the Company's compliance with legal and regulatory requirements,

-        overseeing the independent auditor's qualifications and independence,

- overseeing the performance of the Company's internal audit function, and

- overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

The full text of the Audit Committee's revised charter is attached to this proxy statement as Appendix B.

The Audit Committee has reviewed and discussed with the Company's management and KPMG LLP , the Company's independent auditors, the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the 2003 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for its 2003 fiscal year for filing with the Securities and Exchange Commission.

                                            Submitted by the Audit Committee,

                                            David M. Taylor, Chairman
                                            James E. Biddle, Jr.
                                            John R. O'Brien

                              INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the year ending December 31, 2004. KPMG LLP also served as the Company's independent auditors for the year ended December 31, 2003. Representatives of that firm will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire. Deloitte & Touche LLP served as the Company's independent auditors for the year ended December 31, 2002.

On March 18, 2003, the Company dismissed Deloitte & Touche LLP as its independent auditor, and on March 18, 2003, engaged KPMG LLP as its new independent auditor for the fiscal year ending December 31, 2003. The Company's Board of Directors approved the dismissal upon the recommendation of the Company's Audit Committee.

Deloitte & Touche LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002 and 2001, and through the interim period ending March 18, 2003, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through March 18, 2003.

During the fiscal years ended December 31, 2002 and 2001, and through the date of the engagement of KPMG LLP, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2)(i) and (ii) or Regulation S-K.

Audit Fees

The aggregate fees billed by KPMG LLP and Deloitte & Touche LLP for each of the last two fiscal years for the professional services rendered for the audit of the Company's annual financial statements and review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q and services associated with SEC registration statements and other SEC filings were approximately $89,830 for the fiscal year ended December 31, 2003 and $80,500 for the fiscal year ended December 31, 2002. The fiscal 2003 fees included aggregate fees billed by KPMG LLP of $76,500 and aggregate fees billed by Deloitte & Touche LLP of $13,330.

Audit-Related Fees

The aggregate fees billed by KPMG LLP and Deloitte & Touche LLP for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, such as financial statement audits of employee benefit plans and internal control reviews, were $12,000 for the fiscal year ended December 31, 2003 and $18,203 for the fiscal year ended December 31, 2002.

Tax Fees

KPMG LLP did not render any services during the fiscal year ended December 31, 2003 that consisted of tax compliance, tax advice or tax planning. However, for the year ended December 31, 2003, the Company utilized an outside accounting firm, Fagliarone Group CPA's, PC for tax compliance and planning advice services for which they billed $14,400. The aggregate fees billed by Deloitte & Touche LLP for tax service fees, including tax compliance and planning and advice were $9,328 for the year ended December 31, 2002.

All Other Fees

KPMG LLP did not render any services during the fiscal year ended December 31, 2003, other than the services described above. The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above, such as audit firm administrative transition work, for the fiscal year ended December 31, 2003 were $3,000. No such fees were billed for the fiscal year ended December 31, 2002.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

The Audit Committee adopted a formal pre-approval policy in 2003. This policy details the types of audit, audit-related, tax and other services and the cost limits that have the general pre-approval of the Audit Committee. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

                                  OTHER MATTERS

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

The Board of Directors knows of no other matters to be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                         SHAREHOLDER PROPOSALS FOR 2005
                         ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the Company's proxy materials relating to its 2005 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than November 21, 2004. Such proposals should be delivered to the Secretary, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Except in the case of proposals made in accordance with Rule 14a-8 and for shareholder nominations to the Board of Directors, which are governed by the procedures for director nominations by shareholders contained in the Company's By-Laws, for proposals to be considered at an Annual Meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Company first mailed its proxy materials for its immediately preceding Annual Meeting of shareholders (as specified in the Company's proxy materials for its immediately preceding Annual Meeting of shareholders). To be timely for the 2005 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company by February 4, 2005. A shareholder's notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by the Company's By-Laws.

In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice prior to February 4, 2005 and (ii) on any other proposal (notwithstanding timely notice) made in accordance with the Company's By-Laws, if the 2005 proxy statement briefly describes the matter and how management will direct the proxy holders to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning Michelle A. Baumgarden, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006, (716) 549-1000. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC's website (http://www.sec.gov) and the Company's website (http://www.evansbancorp.com).

                                           By Order of the Board of Directors,

                                           EVANS BANCORP, INC.

                                           James E. Biddle, Jr.
                                           Secretary

Angola, New York
March 22, 2004

                                                                      APPENDIX A

                       CHARTER OF THE NOMINATING COMMITTEE
                                       OF
                  THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.

I.       PURPOSE AND POWERS

The Nominating Committee is appointed by the Board of Directors of the Company to select director nominees for Annual Meetings of shareholders, and to oversee matters related to governance of the Company.

The Nominating Committee has the authority to retain and compensate, at the Company's expense, search firms, legal counsel, and other advisors, as the Nominating Committee deems necessary or appropriate in the performance of its duties and responsibilities.

II.      COMPOSITION

The Nominating Committee shall be comprised of three or more directors, as determined by the Board. Each member of the Nominating Committee shall meet the independence requirements set forth in NASD Rule 4200(a)(15).

The members of the Nominating Committee shall be appointed, and may be replaced, by the Board. Unless a Chairperson is elected by the full Board, the members of the Nominating Committee may designate a Chairperson by majority vote of the full Nominating Committee membership.

III.     MEETINGS

The Nominating Committee shall meet as often as its members deem necessary or desirable in the performance of the Committee's responsibilities.

IV.      RESPONSIBILITIES AND DUTIES

The Nominating Committee shall make recommendations to the Board regarding overall structure, size, and composition of the Board and its Committees.

The Nominating Committee shall approve director nominations to be presented for shareholder approval at the Annual Meeting and to fill any vacancies on the Board. To that end, the Nominating Committee shall:

         - establish criteria for selection of individuals for Board membership, including, among others, independence, skills, and experience relevant to the needs of the Company,

         - identify and nominate qualified individuals within such selection criteria, and

         - establish policies and procedures related to consideration of nominations submitted by security holders and others.

                                       A1

The Nominating Committee shall periodically review the governance structure and principles of the Company, and recommend for Board action changes it deems appropriate or necessary.

The Nominating Committee shall oversee periodic self-evaluation of the Board and its Committees.

The Nominating Committee shall periodically review and reassess the adequacy of this Charter and make recommendations regarding amendments to the Board as conditions dictate.

                                       A2

                                                                      APPENDIX B

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                  THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.
                              REVISED JANUARY 2004

I. PURPOSE

The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board in fulfilling its oversight responsibility to shareholders, potential shareholders, the investment community, and others by overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The duties and responsibilities of a member of the Audit Committee are in addition to such person's duties as a member of the Board. The Audit Committee's primary purpose is to assist the board in:

         - overseeing and ensuring the integrity of the Company's financial statements,

         - overseeing the Company's compliance with legal and regulatory requirements,

         - overseeing the independent auditor's qualifications and independence,

         - overseeing the performance of the Company's internal audit function, and

         - overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the Company's internal auditing department, and the Board of Directors.

The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, with full access to all books, records, facilities and personnel of the Company, as well as to the independent auditors and the Company's internal auditing department. Toward this end, the Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisers as deemed appropriate to fully execute its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage, and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carrying out its duties and responsibilities.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more members of the Board of Directors. Each member of the Audit Committee shall have been determined by the Board of Directors to meet the independence and

                                       B1
experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "SEC"), and the listing standards of The Nasdaq Stock Market, all as in effect from time to time.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. This individual, or another member of the Audit Committee, must qualify as a "financial expert" in accordance with the criteria established by the SEC from time to time. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be appointed by the Board of Directors at the annual organizational meeting of the Board, and shall serve until the next annual organizational meeting unless earlier replaced by the Board of Directors. Unless a Chair of the Audit Committee is appointed by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

The Audit Committee shall meet in executive session at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee should meet periodically with management, the vice president of the internal auditing department and the independent auditors, in separate executive sessions to discuss any matters of concern to the Audit Committee or any such group.

III. RESPONSIBILITIES AND DUTIES

The Audit Committee's responsibility is one of monitoring, oversight, and reporting the results of its activities to the Board. The purpose of the Audit Committee is to represent and assist the Board of Directors in its general oversight of the Company's accounting and financial reporting processes, audits of the Company's financial statements, and internal control and audit functions. The Company's management and internal auditing department are responsible for
(a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the Company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles ("GAAP").

Charter Review

1. The Audit Committee shall review and reassess, at least annually, the adequacy of this Charter, make recommendations regarding amendments to the Board as conditions dictate, and assure publication of the Charter as approved by the Board in accordance with SEC regulations.

                                       B2

Oversight of Relationship with Independent Accountants

1. The Audit Committee shall have the sole authority for the appointment, replacement, compensation, retention and oversight of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company. The Audit Committee shall evaluate the qualifications, performance, and independence of the independent auditor, and shall replace the independent auditor if circumstances warrant. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

2. The independent auditor is ultimately accountable to the Audit Committee and the entire Board for their audit of the financial statements and of the Company. The independent auditor shall report directly to the Audit Committee.

3. The Audit Committee shall establish policies and procedures for the pre-approval of all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than services falling under the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which were not recognized as non-audit services at the time of engagement of the independent auditor and which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve such services shall be reported to the full Audit Committee at its next scheduled meeting.

4. The Audit Committee shall oversee the independence of the independent auditor. Toward that end, the Audit Committee shall assure receipt from the independent auditor, at least annually, of a formal written statement disclosing all relationships between the auditors and the Company in accordance with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, on at least an annual basis, the Audit Committee shall review and discuss with the independent auditor and the Board all significant relationships or services such auditors have with or provide to the Company that may impact the objectivity and independence of the auditors. The Audit Committee shall take, or shall recommend that the full Board take, appropriate actions to address issues related to the auditor's independence.

5. The Audit Committee shall obtain and review information from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, (c) any material issues raised by governmental or professional authorities within the preceding five years respecting one or more audits carried on by the firm, and
(d) the firm's responses to any such issues.

6. At least annually, the Audit Committee shall meet separately with each of management and the independent auditors to discuss any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

7. The Audit Committee shall review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements. The Audit Committee has responsibility for resolution of disagreements between management and the independent auditor regarding financial reporting.

8. The Audit Committee shall discuss the overall scope and plans for the annual audit with management, the Company's internal auditing department and the independent auditor.

                                       B3

9. The Audit Committee shall ensure that the Company's independent auditors keep the Audit Committee informed about fraud, deficiencies in the Company's internal control structure, and certain other matters.

10. The Audit Committee shall, as needed, review with the independent auditor, the Company's internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

11. Review any proposed hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company's financial statements.

Oversight of Financial Reporting and Control Process

1. The Audit Committee shall review and discuss with management, the Company's internal auditing department and the independent auditors the Company's annual audited financial statements and related opinion of the independent auditor, and the disclosures proposed to be made in the "management's discussion and analysis" section of the Company's Annual Report on Form 10-K, and shall recommend to the Board whether the annual financial statements should be included in the Form 10-K. Such review shall include a discussion of the judgments of management, the Company's internal auditors and the independent auditors about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures, and such matters as are required to be discussed with the Audit Committee under GAAP.

2. The Audit Committee shall review and discuss with management, the Company's internal auditing department and the independent auditor the Company's quarterly financial results and reports and the Company's Quarterly Report on Form 10-Q, as well as other financial reports and earnings press releases made public, prior to their filing or release.

3. The Audit Committee shall discuss with management and the Company's internal auditing department the information to be included in earnings releases, including the use of "pro forma" or "adjusted" non-GAAP financial information, as well as financial information and guidance to be provided to analysts and rating agencies. Such discussion may be done generally (consisting of a discussion of the types of information to be disclosed and the types of presentations to be made).

4. The Audit Committee shall review the regular internal reports (or summaries thereof) to management prepared by the Company's internal auditing department, and management's response thereto.

5. The Audit Committee shall annually report to shareholders in the Company's annual proxy statement as required by SEC regulations.

6. The Audit Committee shall review and discuss reports from the independent auditor on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

7. The Audit Committee shall discuss with the independent auditors any matters required to be communicated by the auditors in accordance with Statement of Auditing Standards No. 61, Communications with Audit Committees, relating to the conduct of the audit, including any significant changes in auditing standards or in the scope of the audit. The Audit Committee shall discuss the results of the audit and any other matters required to be communicated to the Audit Committee by the independent auditors under GAAP.

                                       B4

8. In conjunction with management and the independent auditors, the Audit Committee shall review the integrity of the Company's financial controls, systems, and internal and external reporting processes. Among other things, the Audit Committee shall review disclosures made by the Company's CEO and CFO during their certification process for Forms 10-K and 10-Q regarding deficiencies or material weaknesses in the design or operation of the company's internal controls, and any fraud involving employees with a significant role in internal controls.

9. The Audit Committee shall discuss with management the Company's major financial risk exposures, including steps taken to manage such exposures.

10. The Audit Committee shall review with management and the Company's independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

11. The Treasurer of the Company shall provide the Audit Committee with copies of all reports, management letters, and schedules of unadjusted differences of the Company's independent auditors, as well as governmental requests and examinations, and the Company's responses to the same.

Internal Audit

1. The Audit Committee shall review and advise management regarding the selection and removal of the Company's internal audit director.

2. The Audit Committee shall review the activities, organizational structure, and qualifications of the Company's internal audit department.

3. The Audit Committee shall periodically review with the internal auditing department any significant difficulties, disagreements with management, scope restrictions encountered in the course of the department's work, and shall review significant reports to management prepared by the internal auditing department and management's responses to the same.

4. The Audit Committee shall, on an annual basis, review with the Company's internal auditing department and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Compliance

1. The Audit Committee shall review the Company's systems to monitor legal compliance from time to time. Among others, it shall obtain assurance from the Company's independent auditors that Section 10A(b) of the Exchange Act has not been implicated.

2. The Audit Committee shall review and, as needs dictate, update the Company's Code of Ethics in accordance with applicable laws and regulations, and shall monitor the processes established and maintained by management to assure compliance with such Code of Ethics.

3. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters.

                                       B5

4. The Audit Committee shall establish a procedure for review of all "related party transactions" proposed to be entered into by the Company. Approval of the Audit Committee shall be required for any such related transaction.

5. The Audit Committee shall periodically review with the Company's management and legal counsel any legal matter that could have a significant impact on the Company's business, operations, or financial statements.

6. The Audit Committee shall, on an annual basis, perform a self-assessment relative to the Audit Committee's purpose, duties and responsibilities as set forth in this Charter.

                                       B6

                                                                               +

[LOGO Evans Bancorp, Inc.                          000000  0000000000  0  000

                                                   000000000.000 ext
                                                   000000000.000 ext
                                                   000000000.000 ext
MR A SAMPLE                                        000000000.000 ext
DESIGNATION (IF ANY)                               000000000.000 ext
ADD 1                                              000000000.000 ext
ADD 2                                              000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6                                              C 1234567890     JNT





                              / / Mark this box with an X if you have made
                                  changes to your name or address details above.

--------------------------------------------------------------------------------
  Annual Meeting Proxy Card
--------------------------------------------------------------------------------
A  ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees for a three year term as director.

                                    For  Withhold                                    For  Withhold
     01 - Phillip Brothman          / /   / /            03 - David M. Taylor        / /   / /

     02 - Mary Catherine Militello  / /   / /            04 - Thomas H. Waring, Jr.  / /   / /

Each of the Proxies is authorized to vote, in his discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each nominee set forth above and with discretionary authority on such other matters as may properly come before the meeting or any adjournment thereof.

B  ATTENDANCE AT ANNUAL MEETING

Please mark box at the right if you will          / /
be attending the Annual Meeting

Due to limited seating, we will not be
able to accommodate guests of our
shareholders at the meeting, and must
limit attendance to Shareholders Only.
                    -----------------

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. When shares are held by joint tenants both are required to sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep    Signature 2 - Please keep
signature within the box     signature within the box          Date (mm/dd/yyyy)

------------------------     -------------------------     ---------------------


------------------------     -------------------------     ---------------------

+                     1 U P X   H H H    P P P P    003030                    +

001CD40001            00BBQE

-------------------------------------------------------------------------------
Proxy - EVANS BANCORP, INC.
-------------------------------------------------------------------------------

PROXY FOR THE SIXTEENTH ANNUAL MEETING OF SHAREHOLDERS

EVANS BANCORP, INC.
14-16 NORTH MAIN STREET
ANGOLA, NY 14006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James E. Biddle, Jr. and LaVerne G. Hall as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Evans Bancorp, Inc. held of record by the undersigned on March 8, 2004 at the Sixteenth Annual Meeting of Shareholders to be held on April 20, 2004, or any adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.